                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 29, 2002



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                  0-22717                       22-3265462
---------------        ---------------------           -------------------
(STATE OR OTHER        (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.     OTHER EVENTS.

         On May 29, 2002, the Company entered into the nineteenth amendment to its Amended and Restated Credit Facility. The facility term has been extended from April 30, 2002 to June 30, 2002. Existing defaults have been waived by the bank group and in conjunction, the Company has paid fees and expenses due to the bank group on April 30, 2002.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                   EXHIBIT NO.                    DESCRIPTION

                      10.1 Amendment No. 19 to Credit Agreement, dated as of May 21, 2002, between UnionTools, Inc. and Heller Financial, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACORN PRODUCTS, INC.


Date:  June 6, 2002                   By:  /s/ John G. Jacob
                                         --------------------------------------
                                           John G. Jacob, Vice President and
                                           Chief Financial Officer




















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